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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 7, 2001


   CWABS, INC., (as depositor under the Sale and Servicing Agreement, to be dated on or about May 29, 2001, relating to the CWABS, Inc., Revolving Home
               Equity Loan Asset Backed Notes, Series 2001-B).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


   Delaware                            333-38686            95-4596514
-----------------------------          --------------       ----------
(State or Other Jurisdiction           (Commission         (I.R.S. Employer
of Incorporation)                      File Number)        Identification No.)



           4500 Park Granada
           Calabasas, California                               91302
         -------------------------                           ----------
           (Address of Principal                             (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials*
---------------------------

         Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2001-B (the "Notes").

         In connection with the offering of the Revolving Home Equity Loan Asset Backed Notes, Series 2001-B, Countrywide Securities Corporation, JP Morgan and Lehman Brothers ( the "Underwriters"), as underwriters of the Notes, has prepared certain materials ("Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibits 99.1, 99.2 and 99.3.


-----------------
         * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc. relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2001-B.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials
         99.2     Computational Materials
         99.3     Computational Materials





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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.



                                      By: /s/ Josh Adler
                                         -------------------------
                                         Josh Adler
                                         Vice President



Dated:  May 7, 2001


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Exhibit Index
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Exhibit                                                                Page
-------                                                                ----

99.1     Computational Materials
99.2     Computational Materials
99.3     Computational Materials

                                 Exhibit 99.1
                            Computational Materials


  In accordance with Rule 311(i) of Regulation S-T, the Computational Materials
                 are being filed on paper pursuant to Form SE.

                                 Exhibit 99.2
                            Computational Materials

  In accordance with Rule 311(i) of Regulation S-T, the Computational Materials
                 are being filed on paper pursuant to Form SE.

                                 Exhibit 99.3
                            Computational Materials

 In accordance with Rule 311(i) of Regulation S-T, the Computational Materials
                are being filed on paper pursuant to Form SE.